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                                                                  Exhibit 10.12A

                                First Amendment
                                       to
              1993 Non-Employee Directors' Stock Compensation Plan

                              Adopted June 6, 1995

         Section 2.16 of the Plan is hereby amended in its entirety to read as follows:

                "2.16 Fair Market Value shall have the meaning given that term in Section 7.1(r) of the Furon Company 1995 Stock Incentive Plan."

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